SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): May 7, 2018

ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation) Lilly Corporate Center Indianapolis, Indiana (Address of Principal Executive Offices)	001-06351 (Commission File Number)	35-0470950 (I.R.S. Employer Identification No.) 46285 (Zip Code)

Registrant's telephone number, including area code: (317) 276-2000

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2018 annual meeting of shareholders of Eli Lilly and Company (the “Company”) on May 7, 2018, the Company’s shareholders approved an amendment and restatement of the 2002 Lilly Stock Plan (the “Amended Stock Plan”) to, among other things, (i) decrease the number of shares reserved for issuance under the plan to 53,000,000, (ii) eliminate the single-trigger change in control (as defined under the Amended Stock Plan) vesting acceleration provision applicable to time-based awards, with time-based awards no longer vesting in connection with a change in control unless they are not assumed, substituted or otherwise replaced, (iii) permit vesting of performance-based awards upon a change in control at a rate greater than the actual level of attainment and/or pro-rated vesting of the award based on any reduction to the performance period, (iv) impose an annual limit on the size of equity awards that may be granted to non-employee directors during a calendar year, (v) add a “clawback” provision permitting the Company to recover awards or payments from participants, including as may be required under the Dodd-Frank Act of 2010, (vi) authorize the grant of other share-based awards, including potential types of awards denominated or based on the stock of the Company that may not fall into a category of awards previously available under the plan, and (vii) eliminate the plan’s automatic expiration date, with the Amended Stock Plan continuing in effect until terminated by the Company’s board of directors.

A summary of the principal features and copy of the Amended Stock Plan is set forth under Item 6 and Appendix C, respectively, of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2018, which description and copy are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ELI LILLY AND COMPANY
(Registrant)

By:     /s/ Bronwen L. Mantlo
Name:     Bronwen L. Mantlo
Title:     Corporate Secretary
Dated: May 11, 2018